Other Income (Loss), Net (Tables)	12 Months Ended
Dec. 31, 2021
Other Income (Loss), Net
Schedule of other income (loss), net

	Year Ended December 31,
	2019	2020	2021
	$	$	$
Realized gain on marketable securities	—	—	2,127,985
Unrealized gain (loss) on marketable securities	951,545	850,402	(1,722,700)
Income (loss) from sales of properties held for sales	363,012	14,141	(17,430)
Foreign exchange gain (loss)	412,236	(815,656)	(431,686)
Others	251,718	251,169	252,706

Total	1,978,511	300,056	208,875